Commitments and Other Accrued Liabilities	12 Months Ended
Dec. 31, 2014
Commitments and Other Accrued Liabilities

3. Commitments and Other Accrued Liabilities

Operating Leases

The Company leases a facility in South San Francisco, California, under an operating lease agreement that extends to February 28, 2015. In connection with the lease agreement, a cash security deposit of $278,604 was made to the landlord and is classified as a short-term deposit. In February 2015, the Company entered into a new lease, see note 9 for further discussion.

The Company’s rental expense under its operating leases was $979,766 and $973,765 for the years ended December 31, 2014 and 2013, respectively.

Future minimum lease payments under all non-cancelable operating leases at December 31, 2014, were as follows:

Year ending December 31,
2015	$94,830
Year ending December 31,
2015 (sublease)	341,682

Total future minimum lease payments	$436,512

License Agreement Obligations

Under its technology license agreements to acquire certain technology rights, the Company has an obligation to pay minimum fees and then royalties based upon a percentage of any net sales of licensed products. License fees payable under the technology license agreements are $95,000 in 2013 and each year thereafter until royalties commence. The technology license agreements also provide for future payments to be made by the Company upon the achievement of development milestones or cumulative sales milestones. Pursuant to the license and collaboration agreement with ISU Abxis (see Note 6), the Company may be obligated to pay ISU Abxis up to $2.0 million in potential milestone payments. At December 31, 2014, no such milestones have been achieved.